UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

March 17, 2025
Date of report (Date of earliest event reported)

RENASANT CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	001-13253	64-0676974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 Troy Street, Tupelo, Mississippi 38804-4827
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (662) 680-1001
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $5.00 par value per share	RNST	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
On March 17, 2025, Renasant Corporation (“Renasant”) and The First Bancshares, Inc. (“The First”) issued a press release announcing that Renasant has received all requisite regulatory approvals for the merger of The First with and into Renasant and the related merger of The First’s wholly owned subsidiary, The First Bank, with and into Renasant Bank, Renasant’s wholly owned subsidiary. A copy of the press release is attached as exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Additional Information about the Renasant/The First Merger
This communication is being made in respect of the merger transaction involving Renasant and The First. In connection with the merger, Renasant filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement for The First that also constitutes a definitive prospectus of Renasant, and Renasant may file additional documents concerning the merger with the SEC. This release does not constitute an offer to sell or the solicitation of an offer to buy any securities. Before making any investment decision, The First investors are urged to read the definitive proxy statement/prospectus and any other documents to be filed with the SEC in connection with the merger or incorporated by reference in the definitive proxy statement/prospectus because they will contain important information about Renasant, The First and the merger. The definitive proxy statement/prospectus was mailed to shareholders of The First on September 17, 2024. Investors may obtain copies of the proxy statement/prospectus and other relevant documents filed by Renasant (when they become available) free of charge at the SEC's website (www.sec.gov). In addition, documents filed with the SEC by Renasant will be available free of charge from James C. Mabry IV, Chief Financial Officer, Renasant Corporation, 209 Troy Street, Tupelo, Mississippi 38804-4827, telephone: (662) 680-1281.

Item 9.01.    Financial Statements and Exhibits.
    (d)    The following exhibits are furnished herewith:
    Exhibit No.    Description
99.1        Press release dated March 17, 2025 issued by Renasant Corporation
104        The cover page of Renasant Corporation’s Form 8-K is formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION
Date: March 17, 2025	By:	/s/ C. Mitchell Waycaster
C. Mitchell Waycaster
Chief Executive Officer